In re: ENRON CORP. Debtor, Case No.  01-16034      Entity #2
                     SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIM

                        Taxes and Certain Other Debts Owed to Governmental Units
                        --------------------------------------------------------
                                                            TYPE OF PRIORITY

------------------------------------------------------------------------------------------------------------------------------------
CREDITOR'S NAME AND MAILING                     DATE CLAIM WAS INCURRED AND        CONTINGENT,       TOTAL AMOUNT    AMOUNT ENTITLED
ADDRESS INCLUDING ZIP CODE                      CONSIDERATION FOR CLAIM            UNLIQUIDATED      OF CLAIM        TO PRIORITY
                                                                                   DISPUTED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  1437431 - 10350027                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  ALASKA DEPARTMENT OF REVENUE                                                     Disputed,
  P.O. BOX 110420                                                                  Unliquidated
  JUNEAU AK 99811-0420
------------------------------------------------------------------------------------------------------------------------------------
  1437432 - 10000402                             AD VALOREM                        Contingent,       Unknown
  ALDINE ISD                                                                       Disputed,
  14909 ALDINE-WEST                                                                Unliquidated
  HOUSTON TX 77032-3027
------------------------------------------------------------------------------------------------------------------------------------
  1437435 - 10350028                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  ARIZONA DEPARTMENT OF REVENUE                                                    Disputed,
  P.O. BOX 29079                                                                   Unliquidated
  PHOENIX AZ 85038-9079
------------------------------------------------------------------------------------------------------------------------------------
  1437440 - 10000410                             AD VALOREM                        Contingent,       Unknown
  BALDWIN COUNTY                                                                   Disputed,
  P.O. BOX 1549                                                                    Unliquidated
  BAY MINETTE AL 36507-0000
------------------------------------------------------------------------------------------------------------------------------------
  1437453 - 10000423                             AD VALOREM                        Contingent,       Unknown
  CHANNELVIEW ISD                                                                  Disputed,
  828 SHELDON RD.                                                                  Unliquidated
  CHANNELVIEW TX 77530-3592
------------------------------------------------------------------------------------------------------------------------------------
  1437492 - 10000462                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  CITY OF DUBLIN                                                                   Disputed,
  Attn DIVISION OF TAXATION                                                        Unliquidated
  P.O. BOX 800
  DUBLIN OH 43017-0900
------------------------------------------------------------------------------------------------------------------------------------
  1505695 - 10350060                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  COLORADO DEPARTMENT OF REVENUE                                                   Disputed,
  DENVER CO 80261-0008                                                             Unliquidated
------------------------------------------------------------------------------------------------------------------------------------
  1437613 - 10000582                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  COMPTROLLER OF PUBLIC ACCOUNTS                                                   Disputed,
  111 E. 17TH STREET                                                               Unliquidated
  AUSTIN TX 78774-0100
------------------------------------------------------------------------------------------------------------------------------------
  1437615 - 10000584                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  CORPORATE TAX RETURN PROCESSING                                                  Disputed,
  Attn IOWA DEPT OF REVENUE AND FINANCE                                            Unliquidated
  P.O. BOX 10468 DES MOINES IA 50306-0468
------------------------------------------------------------------------------------------------------------------------------------
  1437620 - 10000590                             AD VALOREM                        Contingent,       Unknown
  CYPRESS FAIRBANKS ISD                                                            Disputed,
  Attn BACKBONE TRUST                                                              Unliquidated
  P.O. BOX 692003
  HOUSTON TX 77269-2003
------------------------------------------------------------------------------------------------------------------------------------
  1437623 - 10000592                             AD VALOREM                        Contingent,       Unknown
  DEER PARK ISD                                                                    Disputed,
  P.O. BOX 56028                                                                   Unliquidated
  HOUSTON TX 77256-6028
------------------------------------------------------------------------------------------------------------------------------------
  1437640 - 10000609                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  FRANCHISE TAX BOARD                                                              Disputed,
  P.O. BOX 942857                                                                  Unliquidated
  SACRAMENTO CA 94257-0500
------------------------------------------------------------------------------------------------------------------------------------


                                  Page: 1 of 4


In re: ENRON CORP. Debtor, Case No.  01-16034      Entity #2
                     SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIM

                        Taxes and Certain Other Debts Owed to Governmental Units
                        --------------------------------------------------------
                                                            TYPE OF PRIORITY

------------------------------------------------------------------------------------------------------------------------------------
CREDITOR'S NAME AND MAILING                     DATE CLAIM WAS INCURRED AND        CONTINGENT,       TOTAL AMOUNT    AMOUNT ENTITLED
ADDRESS INCLUDING ZIP CODE                      CONSIDERATION FOR CLAIM            UNLIQUIDATED      OF CLAIM        TO PRIORITY
                                                                                   DISPUTED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  1437647 - 10000616                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  GOVT OF THE DISTRICT OF COLOMBIA                                                 Disputed,
  Attn OFFICE OF TAX AND REVENUE                                                   Unliquidated
  BEN FRANKLIN STATION
  P.O. BOX 601
  WASHINGTON DC 20044-0601
------------------------------------------------------------------------------------------------------------------------------------
  1437653 - 10000622                             AD VALOREM                        Contingent,       Unknown
  HARRIS COUNTY                                                                    Disputed,
  P.O. BOX 4622                                                                    Unliquidated
  HOUSTON TX 77210-4622
------------------------------------------------------------------------------------------------------------------------------------
  1437659 - 10000628                             AD VALOREM                        Contingent,       Unknown
  HOUSTON DOWNTOWN MGT.                                                            Disputed,
  P.O. BOX 672346                                                                  Unliquidated
  HOUSTON TX 77267-2346
------------------------------------------------------------------------------------------------------------------------------------
  1437660 - 10000629                             AD VALOREM                        Contingent,       Unknown
  HOUSTON ISD                                                                      Disputed,
  P.O. BOX 4668                                                                    Unliquidated
  HOUSTON TX 77210-4668
------------------------------------------------------------------------------------------------------------------------------------
  1437664 - 10350030                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  IDAHO STATE TAX COMMISSION                                                       Disputed,
  P.O. BOX 56                                                                      Unliquidated
  BOISE ID 83756-0056
------------------------------------------------------------------------------------------------------------------------------------
  1437666 - 10350031                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  ILLINOIS DEPARTMENT OF REVENUE                                                   Disputed,
  P.O. BOX 19008                                                                   Unliquidated
  SPRINGFIELD IL 62794-9008
------------------------------------------------------------------------------------------------------------------------------------
  1000291 - 10000639                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  INTERNAL REVENUE SERVICE                                                         Disputed,
  OGDEN UT 84201-0002                                                              Unliquidated
------------------------------------------------------------------------------------------------------------------------------------
  1437675 - 10350032                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  KANSAS CORPORATE TAX                                                             Disputed,
  Attn KANSAS DEPARTMENT OF REVENUE                                                Unliquidated
  915 SW HARRISON ST.
  TOPEKA KS 66699-4000
------------------------------------------------------------------------------------------------------------------------------------
  1437691 - 10350033                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  MAINE REVENUE SERVICES                                                           Disputed,
  Attn INCOME/ESTATE TAX DIVISION                                                  Unliquidated
  P.O. BOX 1062
  AUGUSTA ME 04332-1062
------------------------------------------------------------------------------------------------------------------------------------
  1437696 - 10000665                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  MINNESOTA REVENUE                                                                Disputed,
  MAIL STATION 1250                                                                Unliquidated
  ST. PAUL MN 55145-1250
------------------------------------------------------------------------------------------------------------------------------------
  1437699 - 10350035                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  MONTANA DEPARTMENT OF REVENUE                                                    Disputed,
  P.O. BOX 5805                                                                    Unliquidated
  HELENA MT 59604-5805
------------------------------------------------------------------------------------------------------------------------------------


                                  Page: 2 of 4



In re: ENRON CORP. Debtor, Case No.  01-16034      Entity #2
                     SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIM

                        Taxes and Certain Other Debts Owed to Governmental Units
                        --------------------------------------------------------
                                                            TYPE OF PRIORITY

------------------------------------------------------------------------------------------------------------------------------------
CREDITOR'S NAME AND MAILING                     DATE CLAIM WAS INCURRED AND        CONTINGENT,       TOTAL AMOUNT    AMOUNT ENTITLED
ADDRESS INCLUDING ZIP CODE                      CONSIDERATION FOR CLAIM            UNLIQUIDATED      OF CLAIM        TO PRIORITY
                                                                                   DISPUTED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  1437704 - 10000673                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  NEBRASKA DEPARTMENT OF REVENUE                                                   Disputed,
  P.O. BOX 94818                                                                   Unliquidated
  LINCOLN NE 68509-4818
------------------------------------------------------------------------------------------------------------------------------------
  1437704 - 10000672                             SALES AND USE TAX                 Contingent,       Unknown
  NEBRASKA DEPARTMENT OF REVENUE                                                   Disputed,
  P.O. BOX 94818                                                                   Unliquidated
  LINCOLN NE 68509-4818
------------------------------------------------------------------------------------------------------------------------------------
  1505697 - 10350063                             TAXES, INTEREST AND PENALTIES    Contingent,        Unknown
  NEW HAMPSHIRE DEPARTMENT                                                         Disputed,
  Attn DOCUMENT PROCESSING DIVISION                                                Unliquidated
  OF REVENUE ADMINISTRATION
  P.O. BOX 637
  CONCORD NH 03302-0637
------------------------------------------------------------------------------------------------------------------------------------
  1437708 - 10350037                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  NEW MEXICO TAXATION & REVENUE DEPT                                               Disputed,
  P.O. BOX 25127                                                                   Unliquidated
  SANTA FE NM 87504-5127
------------------------------------------------------------------------------------------------------------------------------------
  1437718 - 10350039                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  OFFICE OF STATE TAX COMMISSIONER                                                 Disputed,
  Attn STATE CAPITOL                                                               Unliquidated
  600 E. BOULEVARD AVE.
  BISMARK ND 58505-0599
------------------------------------------------------------------------------------------------------------------------------------
  1437720 - 10000689                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  OKLAHOMA TAX COMMISSION                                                          Disputed,
  Attn FRANCHISE TAX                                                               Unliquidated
  P.O. BOX 26930 OKLAHOMA CITY OK 73126-0930
------------------------------------------------------------------------------------------------------------------------------------
  1437722 - 10000691                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  OKLAHOMA TAX COMMISSION                                                          Disputed,
  P.O. BOX 26800                                                                   Unliquidated
  OKLAHOMA CITY OK 73126-0800
------------------------------------------------------------------------------------------------------------------------------------
  1437724 - 10000693                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  OREGON DEPARTMENT OF REVENUE                                                     Disputed,
  P.O. BOX 14790                                                                   Unliquidated
  SALEM OR 97309-0470
------------------------------------------------------------------------------------------------------------------------------------
  1437745 - 10000714                             AD VALOREM                        Contingent,       Unknown
  SHELDON ISD                                                                      Disputed,
  8528 C.E. KING                                                                   Unliquidated
  HOUSTON TX 77044
------------------------------------------------------------------------------------------------------------------------------------
  1494350 - 10000734                             SALES AND USE TAX                 Contingent,       Unknown
  STATE TREASURER                                                                  Disputed,
  Attn COMPTROLLER OF PUBLIC ACCOUNTS                                              Unliquidated
  111 E. 17TH STREET
  AUSTIN TX 78774
------------------------------------------------------------------------------------------------------------------------------------
  1186716 - 10350025                             TAXES, INTEREST AND PENALTIES     Contingent,       Unknown
  UTAH STATE TAX COMMISSION                                                        Disputed,
  210 N 1950 W                                                                     Unliquidated
  SALT LAKE CITY UT 84134-0100
------------------------------------------------------------------------------------------------------------------------------------


                                  Page: 3 of 4



In re: ENRON CORP. Debtor, Case No.  01-16034      Entity #2
                     SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIM

                        Taxes and Certain Other Debts Owed to Governmental Units
                        --------------------------------------------------------
                                                            TYPE OF PRIORITY

------------------------------------------------------------------------------------------------------------------------------------
CREDITOR'S NAME AND MAILING                     DATE CLAIM WAS INCURRED AND        CONTINGENT,       TOTAL AMOUNT    AMOUNT ENTITLED
ADDRESS INCLUDING ZIP CODE                      CONSIDERATION FOR CLAIM            UNLIQUIDATED      OF CLAIM        TO PRIORITY
                                                                                   DISPUTED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------



                                                                                   TOTAL             Unknown

                                  Page: 4 of 4

